                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                            VARIABLE SEPARATE ACCOUNT
                       SUPPLEMENT TO THE PROSPECTUSES FOR
          WM DIVERSIFIED STRATEGIES VARIABLE ANNUITY DATED MAY 1, 2008
        WM DIVERSIFIED STRATEGIES III VARIABLE ANNUITY DATED MAY 1, 2008

                                   ----------

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          FS VARIABLE SEPARATE ACCOUNT
                        SUPPLEMENT TO THE PROSPECTUS FOR
        WM DIVERSIFIED STRATEGIES III VARIABLE ANNUITY DATED MAY 1, 2007

                                   ----------

     On June 8, 2009, the Board of Directors of Principal Variable Contracts Funds, Inc. approved a proposal to acquire the assets of the MidCap Stock Portfolio (the "Acquired Fund") by the MidCap Blend Portfolio (the "Acquiring Fund"). On October 19, 2009, the proposal for merger of the Acquired Fund and Acquiring Fund was submitted for shareholder vote and approved at a Special Meeting of Shareholders of Principal Variable Contracts Funds, Inc. The effective date of the merger is October 23, 2009.

     All references to the "MidCap Stock Portfolio managed by Edge Asset Management, Inc." throughout the prospectus are hereby replaced with the "MidCap Blend Portfolio managed by Principal Global Investors".

Dated: October 23, 2009

                Please keep this supplement with your prospectus.


                                  Page 1 of 1